UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MERCER INTERNATIONAL INC.

(Name of Registrant as Specified in its Charter)

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AMENDMENT NO. 1 TO PROXY STATEMENT

FOR THE

2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2019

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to the Definitive Proxy Statement on Schedule 14A originally filed by Mercer International Inc. (the “Company”) with the United States Securities and Exchange Commission on April 16, 2019 (the “Original Filing”) is to correct an inadvertent typographical error on page (i) of the Notice of Annual Meeting of Shareholders in the Original Filing, which incorrectly stated that the record date for the 2019 annual meeting of shareholders of the Company was March 22, 2018. In fact, the record date for the meeting was March 22, 2019, as indicated in all other references thereto in the Original Filing. The corrected Notice of Annual Meeting of Shareholders is included herein.

Other than the foregoing, there are no other changes to the information contained in the Original Filing.

MERCER INTERNATIONAL INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Mercer International Inc. (the “Company”) will be held at Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada on May 31, 2019 at 10:00 a.m. (Vancouver time) (doors open at 9:30 a.m. (Vancouver time)) for the following purposes:

1.	To elect eight directors nominated by the board of directors to serve until the 2020 Annual Meeting of Shareholders;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019;

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s executive officers as disclosed in these materials; and

4.	To transact such other business as may properly come before the meeting.

For those who are not able to attend in person, the Company is offering a virtual shareholder meeting in which shareholders may listen to the Annual Meeting, submit questions and vote online at: www.meetingcenter.io/244576515.

Only shareholders of record at the close of business on March 22, 2019 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment, postponement or rescheduling thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting in person or through the virtual meeting, we urge you to cast your vote and submit your proxy as promptly as possible by one of the methods below. Make sure to have your proxy card or voting instruction form (VIF) in hand. A proxy may be revoked in the manner described in the accompanying proxy statement.

By using the Internet at • www.investorvote.com/merc (for registered shareholders) • www.proxyvote.com (for beneficial shareholders)	By calling toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada
By scanning the QR code provided in your proxy with your smartphone	By mailing your signed proxy or voting instruction form

For further information on how to vote, please refer to the instructions on the accompanying proxy card and the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jimmy S.H. Lee
Jimmy S.H. Lee Executive Chairman

April 16, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 31, 2019: Our proxy statement and our 2018 Annual Report to Shareholders are available at www.mercerint.com/investors. Additionally, you may access our proxy materials at www.proxyvote.com or www.investorvote.com/merc.